EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

AVAILABLE-FOR-SALE SECURITIES	September 30, 2014		June 30, 2014		December 31, 2013
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$27,237	$26,416	$29,162	$28,452	$47,382	$45,877
Obligations of states and political subdivisions:
Tax-exempt	123,336	128,292	123,140	127,593	127,748	128,426
Taxable	34,136	34,203	34,577	34,717	35,154	34,471
Mortgage-backed securities	74,278	75,513	91,051	93,613	84,849	86,208
Collateralized mortgage obligations, Issued by U.S. Government agencies	236,940	234,816	219,858	218,506	182,372	178,092
Other collateralized debt obligations	660	660	660	660	660	660
Total debt securities	496,587	499,900	498,448	503,541	478,165	473,734
Marketable equity securities	5,605	8,353	6,122	9,207	6,038	8,924
Total	$502,192	$508,253	$504,570	$512,748	$484,203	$482,658

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2014	2014	2013	2013
Residential mortgage:
Residential mortgage loans - first liens	$290,943	$291,690	$299,831	$301,794
Residential mortgage loans - junior liens	21,843	22,401	23,040	24,079
Home equity lines of credit	35,975	34,633	34,530	34,360
1-4 Family residential construction	16,895	13,948	13,909	15,746
Total residential mortgage	365,656	362,672	371,310	375,979
Commercial:
Commercial loans secured by real estate	144,410	145,934	147,215	151,602
Commercial and industrial	50,615	46,778	42,387	44,312
Political subdivisions	14,823	11,617	16,291	13,905
Commercial construction and land	9,069	8,550	17,003	21,630
Loans secured by farmland	8,542	8,380	10,468	10,711
Multi-family (5 or more) residential	9,092	10,548	10,985	5,994
Agricultural loans	3,284	3,116	3,251	3,085
Other commercial loans	13,620	13,816	14,631	9,858
Total commercial	253,455	248,739	262,231	261,097
Consumer	10,298	10,203	10,762	11,399
Total	629,409	621,614	644,303	648,475
Less: allowance for loan losses	(7,449)	(7,267)	(8,663)	(7,130)
Loans, net	$621,960	$614,347	$635,640	$641,345

Loans Held for Sale
(In Thousands)	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2014	2014	2013	2013
Residential mortgage loans originated and serviced - outstanding balance	$151,113	$150,725	$146,008	$138,875
Less: outstanding balance of loans sold	(150,695)	(150,725)	(145,954)	(138,074)
Loans held for sale, net	$418	$0	$54	$801

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013
Balance, beginning of period	$7,267	$8,343	$8,663	$6,857
Charge-offs	(61)	(1,546)	(1,881)	(619)
Recoveries	25	24	314	404
Net charge-offs	(36)	(1,522)	(1,567)	(215)
Provision for loan losses	218	446	353	488
Balance, end of period	$7,449	$7,267	$7,449	$7,130

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(In Thousands)

	Sept. 30,	June 30,	Dec 31,	Sept. 30,
	2014	2014	2013	2013
Impaired loans with a valuation allowance	$4,059	$3,804	$9,889	$4,553
Impaired loans without a valuation allowance	10,035	10,258	6,432	5,703
Total impaired loans	$14,094	$14,062	$16,321	$10,256

Total loans past due 30-89 days and still accruing	$5,458	$4,837	$8,305	$7,260

Nonperforming assets:
Total nonaccrual loans	$13,722	$13,598	$14,934	$6,760
Total loans past due 90 days or more and still accruing	2,602	3,050	3,131	2,668
Total nonperforming loans	16,324	16,648	18,065	9,428
Foreclosed assets held for sale (real estate)	1,888	1,419	892	776
Total nonperforming assets	$18,212	$18,067	$18,957	$10,204

Loans subject to troubled debt restructurings (TDRs):
Performing	$1,834	$2,069	$3,267	$2,160
Nonperforming	6,172	6,038	908	926
Total TDRs	$8,006	$8,107	$4,175	$3,086

Total nonperforming loans as a % of loans	2.59%	2.68%	2.80%	1.45%
Total nonperforming assets as a % of assets	1.45%	1.44%	1.53%	0.83%
Allowance for loan losses as a % of total loans	1.18%	1.17%	1.34%	1.10%
Allowance for loan losses as a % of nonperforming loans	45.63%	43.65%	47.95%	75.63%

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	9/30/2014	Return/	6/30/2014	Return/	9/30/2013	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$381,833	2.16%	$372,666	2.18%	$335,439	2.04%
Tax-exempt	123,949	5.22%	123,568	5.35%	130,831	5.48%
Total available-for-sale securities	505,782	2.91%	496,234	2.97%	466,270	3.00%
Interest-bearing due from banks	35,133	0.37%	33,106	0.39%	24,795	0.40%
Federal funds sold	0	0.00%	0	0.00%	0	0.00%
Loans held for sale	263	7.54%	282	7.11%	1,032	5.38%
Loans receivable:
Taxable	587,799	5.43%	585,593	5.54%	615,318	5.64%
Tax-exempt	38,537	5.48%	36,422	5.62%	34,712	5.87%
Total loans receivable	626,336	5.43%	622,015	5.54%	650,030	5.65%
Total Earning Assets	1,167,514	4.19%	1,151,637	4.29%	1,142,127	4.46%
Cash	17,361		17,484		17,698
Unrealized gain/loss on securities	7,810		6,539		1,688
Allowance for loan losses	(7,332)		(8,402)		(7,258)
Bank premises and equipment	16,581		16,889		17,950
Intangible Asset - Core Deposit Intangible	64		75		105
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	40,201		40,965		43,690
Total Assets	$1,254,141		$1,237,129		$1,227,942

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$186,034	0.12%	$179,018	0.12%	$172,010	0.12%
Money market	202,536	0.14%	198,753	0.15%	205,168	0.14%
Savings	123,447	0.10%	121,741	0.10%	116,474	0.10%
Certificates of deposit	137,136	0.76%	138,250	0.81%	144,689	0.99%
Individual Retirement Accounts	120,079	0.40%	120,987	0.39%	127,526	0.40%
Other time deposits	1,525	0.00%	1,138	0.00%	1,556	0.25%
Total interest-bearing deposits	770,757	0.28%	759,887	0.29%	767,423	0.33%
Borrowed funds:
Short-term	5,325	0.07%	4,766	0.08%	7,944	0.15%
Long-term	73,162	4.03%	73,232	4.03%	73,436	4.03%
Total borrowed funds	78,487	3.76%	77,998	3.79%	81,380	3.65%
Total Interest-bearing Liabilities	849,244	0.60%	837,885	0.62%	848,803	0.65%
Demand deposits	208,773		204,664		191,393
Other liabilities	10,975		7,971		10,030
Total Liabilities	1,068,992		1,050,520		1,050,226
Stockholders' equity, excluding other comprehensive income/loss	180,042		182,258		176,772
Other comprehensive income/loss	5,107		4,351		944
Total Stockholders' Equity	185,149		186,609		177,716
Total Liabilities and Stockholders' Equity	$1,254,141		$1,237,129		$1,227,942
Interest Rate Spread		3.59%		3.67%		3.81%
Net Interest Income/Earning Assets		3.75%		3.84%		3.97%

Total Deposits (Interest-bearing and Demand)	$979,530		$964,551		$958,816

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	9 Months		9 Months
	Ended	Rate of	Ended	Rate of
	9/30/2014	Return/	9/30/2013	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$366,853	2.18%	$324,839	2.16%
Tax-exempt	124,508	5.34%	131,053	5.66%
Total available-for-sale securities	491,361	2.98%	455,892	3.17%
Interest-bearing due from banks	32,798	0.39%	25,808	0.39%
Federal funds sold	0	0.00%	6	0.00%
Loans held for sale	222	7.83%	1,333	4.71%
Loans receivable:
Taxable	589,607	5.47%	625,527	5.77%
Tax-exempt	38,203	5.64%	35,617	5.85%
Total loans receivable	627,810	5.48%	661,144	5.77%
Total Earning Assets	1,152,191	4.27%	1,144,183	4.61%
Cash	17,052		16,919
Unrealized gain/loss on securities	5,719		10,539
Allowance for loan losses	(8,166)		(7,205)
Bank premises and equipment	16,915		18,316
Intangible Asset - Core Deposit Intangible	74		119
Intangible Asset - Goodwill	11,942		11,942
Other assets	41,156		43,400
Total Assets	$1,236,883		$1,238,213

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$181,580	0.12%	$171,180	0.12%
Money market	198,987	0.14%	203,925	0.14%
Savings	121,257	0.10%	116,745	0.10%
Certificates of deposit	136,748	0.81%	151,630	1.06%
Individual Retirement Accounts	121,143	0.39%	130,633	0.45%
Other time deposits	1,161	0.00%	1,190	0.11%
Total interest-bearing deposits	760,876	0.29%	775,303	0.36%
Borrowed funds:
Short-term	6,696	0.14%	5,963	0.13%
Long-term	73,231	4.03%	76,761	4.02%
Total borrowed funds	79,927	3.71%	82,724	3.74%
Total Interest-bearing Liabilities	840,803	0.61%	858,027	0.69%
Demand deposits	202,336		189,823
Other liabilities	9,045		9,070
Total Liabilities	1,052,184		1,056,920
Stockholders' equity, excluding other comprehensive income/loss	180,912		174,726
Other comprehensive income/loss	3,787		6,567
Total Stockholders' Equity	184,699		181,293
Total Liabilities and Stockholders' Equity	$1,236,883		$1,238,213
Interest Rate Spread		3.66%		3.92%
Net Interest Income/Earning Assets		3.82%		4.10%

Total Deposits (Interest-bearing and Demand)	$963,212		$965,126

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2014	2014	2013	2014	2013
Service charges on deposit accounts	$1,275	$1,314	$1,357	$3,812	$3,825
Service charges and fees	144	134	165	405	444
Trust and financial management revenue	1,140	1,138	1,033	3,325	3,022
Brokerage revenue	213	242	205	682	586
Insurance commissions, fees and premiums	44	27	32	103	136
Interchange revenue from debit card transactions	504	517	484	1,474	1,453
Net gains from sales of loans	141	265	504	557	1,560
(Decrease) increase in fair value of servicing rights	(17)	(53)	79	35	84
Increase in cash surrender value of life insurance	99	91	109	278	301
Net gain (loss) from premises and equipment	9	(1)	14	8	14
Other operating income	335	306	311	939	902
Total other operating income, before realized gains on available-for-sale securities, net	$3,887	$3,980	$4,293	$11,618	$12,327

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2014	2014	2013	2014	2013
Salaries and wages	$4,348	$3,646	$3,536	$11,559	$10,771
Pensions and other employee benefits	1,091	1,153	876	3,563	3,165
Occupancy expense, net	646	641	626	2,002	1,859
Furniture and equipment expense	461	466	487	1,399	1,464
FDIC Assessments	151	146	151	444	450
Pennsylvania shares tax	336	337	350	1,014	1,051
Professional fees	135	144	806	427	1,424
Automated teller machine and interchange expense	239	218	218	668	802
Software subscriptions	184	201	209	575	641
Other operating expense	1,445	1,395	1,351	4,256	4,056
Total noninterest expense, before loss on prepayment of borrowings	9,036	8,347	8,610	25,907	25,683
Loss on prepayment of borrowings	0	0	0	0	1,023
Total noninterest expense	$9,036	$8,347	$8,610	$25,907	$26,706